Rational Insider Buying VA Fund

(a series of Mutual Fund and Variable Insurance Trust)

September 24, 2021

The information in this Supplement amends certain information contained in the Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2021.

_______________________________________________________________________

The Board of Trustees of Mutual Fund and Variable Insurance Trust (the “Trust”) has considered a proposal by Rational Advisors, Inc. (the “Adviser”) to close and liquidate the Rational Insider Buying VA Fund series of the Trust (the “Fund”). Accordingly, the Board has approved a Plan of Liquidation for the Fund under which the Fund will be closed and liquidated on or about November 30, 2021, or earlier if all outstanding shares have been redeemed.

Effective on or about November 1, 2021, the Fund will no longer pursue its stated investment objective. Effective on or about that date, the Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Because the Fund is used as a funding vehicle for variable annuity contracts and/or variable insurance policies (collectively, “variable insurance contracts”) of several insurance companies, the Trust will furnish notice of the liquidation to each such insurance company and will request that the insurance companies notify the holders of the variable insurance contracts (the “contract holders”) of the Fund’s liquidation. It is anticipated that each contract holder will receive additional information from the insurance company concerning the effect of the liquidation of the Fund, about what options the contract holder has for reallocating the value of such contract holder’s variable insurance contract allocated to the Fund and any steps they may need to take. Contract owners may want to refer to their variable insurance contract and related prospectuses or consult with their investment representatives to consider other investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO NOVEMBER 30, 2021 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

If you have questions or need assistance, please contact the Fund toll-free at 1-800-253-0412.

* * * * *

Please retain this Supplement for future reference.